SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.   20549


                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 1995


                         GANNETT CO., INC.
      (Exact name of registrant as specified in its charter)

          Delaware                   1-6961             16-0442930
(State or other jurisdiction         (Commission         (IRS Employer
      of incorporation)              File Number)       Identification No.)




             1100 Wilson Boulevard, Arlington, Virginia  22234
         (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code      (703) 284-6000


   __________________________________________________________
 (Former name or former address, if changed since last report)

ITEM  5.    OTHER EVENTS.

       In conformity with the requirements of the Integrated Disclosure System, Gannett Co., Inc. has elected to file through this Report on Form 8-K certain exhibits in connection with Gannett's Registration Statement on Form S-3 No. 33-3984.


ITEM  7.    FINANCIAL STATEMENTS AND EXHIBITS.

       (c) Exhibits.

           See Exhibit Index for list of exhibits.

                            SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     GANNETT CO., INC.



Dated:   June 6, 1995                By:/s/  Thomas L. Chapple
                                        Thomas L. Chapple,
                                        General Counsel and Secretary

                          EXHIBIT INDEX


Exhibit
Number     Title or Description                            Location

    4      Second Supplemental Indenture, dated            Attached
           as of June 1, 1995, among Gannett Co., Inc.,
           NationsBank, N.A., as Trustee, and
           Crestar Bank, as Trustee.


   25      Statement of Eligibility under the Trust        Attached
           Indenture Act of 1939 on Form T-1 of
           Crestar Bank.